STATEMENT OF ADDITIONAL INFORMATION
                                October 31, 1996

                          PILGRIM AMERICA MAGNACAP FUND
                       Two Renaissance Square, Suite 1200
                             40 North Central Avenue
                             Phoenix, Arizona 85004
                                 (800) 331-1080

Pilgrim America MagnaCap Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc., an open-end management investment company (the "Company"). The principal investment objective of the Fund is to seek growth of capital, and dividend income as a secondary investment consideration. Preservation of capital also is an important consideration in attaining these objectives. While the Fund's investments will generally be in common stocks, in periods of stock market weakness the Fund may establish a defensive position to preserve capital by having all or any part of its assets invested in high quality short-term fixed income securities or retained in cash or cash equivalents.

A Prospectus for the Fund, dated October 31, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's Principal Underwriter, Pilgrim America Securities, Inc. (the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus. Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.


                              TABLE OF CONTENTS

                                                                      Page

History of the Fund...............................................     2
Investment Objectives and Policies................................     2
Investment Restrictions...........................................     4
Directors and Officers............................................     6
Principal Shareholders............................................     9
Management of the Fund............................................     9
Pilgrim America Group............................................     10
Distribution Plan................................................     11
Execution of Portfolio Transactions..............................     13
Additional Purchase and Redemption Information ..................     15
Determination of Share Price.....................................     19
Shareholder Services and Privileges..............................     20
Distributions....................................................     22
Tax Considerations...............................................     23
Performance Information..........................................     26
General Information..............................................     27
Financial Statements.............................................     28

                               HISTORY OF THE FUND

Pilgrim America MagnaCap Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc. (the "Company"), a Maryland corporation that was organized in 1969. The Company consists of two series, the Fund and Pilgrim America High Yield Fund. Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.


                       INVESTMENT OBJECTIVES AND POLICIES

The  following   discussion  of  investment  policies   supplements  the  Fund's
investment objectives and policies set forth in the Prospectus under the heading "The Fund's Investment Objectives and Policies."

General

As noted in the Prospectus, the principal objective of the Fund is to attain growth of capital, with dividend income as a secondary consideration. Preservation of capital also is an important consideration in seeking to obtain these objectives. There is, of course, no assurance that the Fund's objectives will be achieved since all investments are inherently subject to market risk.

Common Stock, Convertible Securities and Other Equity Securities

The Fund will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations.

The Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

Repurchase Agreements

The Fund may use any portion of its assets invested in U.S. Government securities, and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements are usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral for such repurchase agreements, U.S. Government securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian Bank. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim America Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Foreign Securities

Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation, regular and confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income or may impose other taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek growth of capital, and dividend income as a secondary consideration.

There are certain additional risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Banking Industry Obligations

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

Portfolio Turnover

In seeking growth of capital, the Fund reserves the right to dispose of any security without regard to the period of time it has been held, and to take short- or long-term profits when such action is consistent with its objectives and with sound investment practice. The Fund may at times take prompt advantage of changes in market environment or purchase securities based primarily upon short-term market considerations; however, its principal objective is to seek long-term gains.

During its fiscal years ended June 30, 1994, 1995, and 1996, the Fund's annual total portfolio turnover was 7%, 6% and 15%, respectively. The annual turnover rate of the Fund's portfolio is generally expected to be less than 100%, although it may be in excess of 100% in years when the Fund has taken a significant defensive position. The turnover rate may vary greatly from year to year as well as within a year, and may also be affected by cash requirements for redemptions of Fund shares, and by the necessity of maintaining the Fund as a regulated investment company under the Internal Revenue Code in order to receive favorable tax treatment.

Diversification

The Fund is a diversified investment company, which means that it meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.


                             INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  The Fund may not:

          (1)  Engage in the underwriting of securities of other issuers.

          (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

          (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

          (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

          (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

          (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

          (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

          (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles.

          (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

          (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          (11) Invest more than 25% of the value of its total assets in any one industry.

          (12) Purchase or retain in its portfolio any security if an Officer or Director of the Fund or its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

          (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.


                             DIRECTORS AND OFFICERS

The Board of Directors of the Company is elected by the shareholders. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Directors, in turn, elect the Officers of the Company who are responsible for administering the day-to-day operations of the Fund. Current Directors and Officers of the Company, and their affiliations and principal occupations during the past five years, are:

Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director or trustee of each of the funds managed by the Investment Manager.

Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 68.) Director. President of Al Burton Productions, for more than the last five years. Formerly, Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director or trustee of each of the funds managed by the Investment Manager.

Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Director. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director or trustee of each of the funds managed by the Investment Manager.

Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Director. President, StockVal, Inc. (1992 - present); director and co-owner, StockVal, Inc. (1982 - present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.

*Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 47.) Chairman, Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and a director of Pilgrim America Securities, Inc. and Pilgrim America Investments, Inc. (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, and Pilgrim America Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February 1990). Mr. Stallings also is a director or trustee of each of the funds managed by the Investment Manager.

* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended.

The Fund pays each Director who is not an interested person, the Fund's pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out-of-pocket expenses. During the fiscal year ended June 30, 1996, the Fund paid an aggregate of $15,628 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

Compensation of Directors

The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any fund managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                                                Compensation Table
                                          Fiscal Year Ended June 30, 1996
                                                                        Pension or                        Total
                                                                        Retirement                        Compensation
                                                                        Benefits      Estimated           From
                                                         Aggregate      Accrued       Annual              Registrant
                                                         Compensation   As Part of    Benefits            and Fund
                                                         from           Fund          Upon                Complex Paid
Name of Person, Position                                 Registrant     Expenses      Retirement          to Directors

Mary A Baldwin, Director.................   (1)(3)         $3,967        N/A           N/A                $23,800
                                                                                                          (5 boards)

Al Burton, Director......................   (2)(3)         $3,967        N/A           N/A                $23,800
                                                                                                          (5 boards)

Bruce S. Foerster, Director..............   (1)(3)         $3,966        N/A           N/A                $23,900
                                                                                                          (5 boards)

Jock Patton, Director....................   (3)(4)         $3,728        N/A           N/A                $22,400
                                                                                                          (5 boards)

Robert W. Stallings, Director and Chairman  (1)(5)         $0            N/A           N/A                $0
                                                                                                          (5 boards)

(1)      Current Board member, term commencing April 7, 1995.
(2)      Board member since 1985.
(3)      Member of Audit Committee.
(4)      Current Board member, term commencing August 28, 1995.
(5) "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.

Officers

James R. Reis, Executive Vice President
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 39.) Vice Chairman (since December 1994) and Executive Vice President (since April 1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since January 1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust, and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December 1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December
1991).

Stanley Vyner, Executive Vice President
Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Mr. Vyner has served as President and Chief Executive Officer for Pilgrim America Investments, Inc. since August, 1996, Executive Vice
President of Pilgrim America Group since August, 1996, and Executive Vice President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc., and Pilgrim Government Securities Income Fund, Inc. since July 1996. He served as Chief Executive Officer of HSBC Asset Management Americas, Inc. until December, 1995, and prior to that was the Chief Executive Officer of HSBC Life Assurance Co., the largest provider of retirement services in Hong Kong, where Mr. Vyner worked for nearly 11 years. An actuary by profession, Mr. Vyner earned his Honors Degree in Economics from Edinburgh University, UK. He is a Fellow of the Faculty of Actuaries.

James M. Hennessy, Senior Vice President and Secretary
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 47.) Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group and Secretary, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Secretary, Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust, and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities Corp. (January 1990
- June 1992).

Michael J. Roland, CPA, Senior Vice President and Treasurer.
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 38.) Senior Vice President and Chief Financial Officer of Pilgrim America Group, Inc., Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc. and Pilgrim America Prime Rate Trust (since April 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.

                             PRINCIPAL SHAREHOLDERS

As of September 30, 1996, the Directors and Officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1996, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except with respect to the Class A shares of the Fund, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida 32232-5286, owned 15.52% of the shares.


                             MANAGEMENT OF THE FUND

Investment management and administrative services are provided to the Fund by the Investment Manager pursuant to an Investment Management Agreement (the
"Agreement") dated April 7, 1995. Pursuant to the Agreement, the Investment Manager furnishes the Fund with investment advice and investment management and administrative services with respect to the Fund's assets, including the making of specific recommendations as to the purchase and sale of portfolio securities, furnishes office space and most personnel needed by the Fund, and in general supervises and manages the Fund's investments subject to the ultimate supervision and direction of the Company's Board of Directors.

As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 1.00% per annum of the average daily net assets of the Fund on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $500 million; and to 0.50% on net assets over $500 million. As of June 30, 1996, the total net assets of the Fund were approximately $248 million.

The Fund pays its own operating expenses, which are not assumed by the Investment Manager, such as fees of its custodian, transfer and shareholder servicing agent; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Fund's shareholders, except those called to accommodate the Investment Manager; salaries of officers and fees and expenses of Directors who are not affiliated with or interested persons of the Investment Manager; insurance premiums on property or personnel of the Fund which inure to its benefit; salaries of personnel of the Fund who are involved in placing orders for the execution of the Fund's portfolio transactions, shareholder servicing and in maintaining registration of its shares under state securities laws; trade association dues; the cost of preparing and printing reports and proxy statements of the Fund for distribution to its shareholders; legal and accounting fees; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; preparing and sending prospectuses to existing shareholders; and all other expenses in connection with the issuance, registration and transfer of its shares.

The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its respective fees, or to reimburse the Fund, to the extent required so that the Fund's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Fund. In addition, the Fund has been granted a variance that permits it to exclude certain shareholder servicing expenses from this limitation. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Fund are registered for sale. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the Fund paid management fees to the current Investment Manager of approximately $1,805,000 and $376,473. For the fiscal period July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994, the Fund paid management fees to the former manager of approximately $1,181,463 and $1,556,000, respectively. During the period of April 7, 1995 to June 30, 1995, the Fund made no reimbursements to the current Investment Manager for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. During the period of July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994, the Fund reimbursed the former manager approximately $21,397 and $23,000, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance.

The Agreement was approved on April 7, 1995, and will continue in effect for an initial period of two years and thereafter from year to year so long as such continuance is approved at least annually by (1) the Fund's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund, and
(2) the vote of a majority of the Fund's Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Investment Manager, upon sixty (60) days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Distributor

Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.


                              PILGRIM AMERICA GROUP

The Investment Manager and the Distributor are wholly-owned subsidiaries of Pilgrim America Group, a Delaware corporation, which in turn is a wholly-owned subsidiary of Express America Holdings Corporation, a Delaware corporation the shares of which are traded on the NASDAQ National Market System. Express America Holdings Corporation is a holding company that through its subsidiaries engages in the financial services business, focusing primarily on the business of providing investment advisory, administrative and distribution services to mutual funds and closed-end investment companies. The Investment Manager also acts as the investment manager to Pilgrim America Masters Series, Inc., Pilgrim Government Securities Income Fund and Pilgrim America High Yield Fund, open-end investment companies, and to Pilgrim America Bank and Thrift Fund, Inc. and Pilgrim America Prime Rate Trust, closed-end investment companies. As of October 31, 1996, the Investment Manager had assets under management of approximately $1.8 billion.

On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Fund, its Chief Financial Officer, who is also an officer of the Fund, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the acquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants. Express America and the officers have advised the Fund that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.


                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. ("NASD") Rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.30% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.65% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan, with respect to Class A shares. With respect to Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.

The Rule 12b-1 Plan has been approved by the Board of Directors, including all of the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1996 were $2,766,263, including expenses for: advertising - $107,373; salaries and commissions - $1,537,402; printing, postage, and handling
- $380,686; brokers' servicing fees - $516,714; and miscellaneous and other promotional activities - $224,088. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1996 were $46,518, including expenses for: advertising -- $1,806; salaries and commissions -- $25,853; printing, postage, and handling -- $6,402; brokers' servicing fees -

- $8,689; and miscellaneous and other promotional activities -- $3,768. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1996 were $6,484, including expenses for: advertising -- $252; salaries and commissions -- $3,604; printing, postage, and handling -- $892; brokers' servicing fees -- $1,211; and miscellaneous and other promotional activities -- $525. Of the total amount incurred by the Distributor during the last year, $1,198,767 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Manager seeks to obtain the best commission rate available from brokers which are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund.

During the Fund's last three fiscal years ended June 30, 1994, 1995, and 1996, total brokerage commissions paid by the Fund amounted to approximately $95,000, $96,732, and $113,000 respectively. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer.

Investment decisions for the Fund are made independently from those of the other funds in the Pilgrim America Group, although it is possible that at times identical securities will be acceptable for more than one of such funds. Simultaneous transactions may be effected when the same security is considered suitable for the investment objectives of more than one of these funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. Due to the cash position of a fund at any given time, an acceptable security for investment by such fund may not in fact be purchased by that fund at the same time or at all. To the extent any of the funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, a fund may not be able to obtain as high a price for, or as large an execution of, an order to sell a particular security if one or more of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transactions in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Fund's Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services which are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager, in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a Contingent deferred Sales Charge.

Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other funds in the Pilgrim America Group), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other funds in the Pilgrim America Group may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one fund in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the
Investment Manager's Funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the

Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group,, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC" or the "Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Conversion of Class B Shares

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges.

(This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance charge may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Fund under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

          1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

          2. Telephone redemption and/or exchange instructions should be made by dialing 1-800- 992-0180.

          3. Pilgrim America Group will not permit exchanges in violation of any of the terms and conditions set froth in the Funds' Prospectus or herein.

          4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:

               (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

               (b)  Certain  account  information  will need to be provided  for
                    verification   purposes   before  the  redemption   will  be
                    executed.

               (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

               (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

               (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

          5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.

          6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

          7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.

          8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

          9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

          10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income in investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well an certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right.
This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

          where:

          P    = a hypothetical initial payment of $1,000,

          T    = the average annual total return,

          n    = the number of years, and

          ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


where:

          a    = dividends and interest earned during the period,

          b    = expenses accrued for the period (net of reimbursements),

          c    = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends, and

          d    = the  maximum  offering  price  per share on the last day of the period.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The average total return for Class A shares of the Fund for the one-, five-, and ten-year periods ended June 30, 1996 was 14.30%, 12.75%, and 10.52%, respectively. The total return for the Class B and Class M Shares for the period from July 17, 1995 (commencement of sales) through June 30, 1996, was 14.00% and 15.06%, respectively.


                               GENERAL INFORMATION

The Underwriting Agreement between the Fund and the Distributor was approved on April 7, 1995, and will continue from year to year thereafter if approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty by either party on 60 days' written notice and shall automatically terminate in the event of its assignment as defined in the 1940 Act. The Distributor is a wholly-owned subsidiary of Pilgrim America Group, Inc.

The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. For the fiscal years ended June 30, 1994, 1995, and 1996, total commissions allowed to other dealers were approximately $171,000, $96,732, and $954,329 respectively. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the current Distributor retained approximately $23,160 and $11,049 or approximately 2.37% and 4.06% of the total commissions assessed on shares of the Fund. For the period July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994 the former distributor retained approximately $4,952 and $171,000, or approximately 1.82% and 5.70%, respectively, of the total commissions assessed on purchases of the Fund.

Shares of the Fund are acquired at net asset value by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1995, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

Capitalization -- The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim America High Yield Fund, and 100,000,000 are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

Non-Cumulative Voting -- The shares of the Company have non-cumulative voting rights which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of the Directors will not be able to elect any person or persons to the Board of Directors.

Custodian -- The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, 127 W. 10th Street, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Legal Counsel -- Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Independent Auditors -- KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

Other Information -- The Company is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.

Investors of the Fund will be kept informed of its progress through semi-annual reports showing diversification of portfolio, statistical data and any other significant data, including financial statements audited by independent certified public accountants.


                              FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended June 30, 1996 are incorporated herein by reference from the Fund's 1996 Annual Report to Shareholders dated June 30, 1996.